                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                        GRAY COMMUNICATIONS SYSTEMS, INC.

               TO TENDER 9.25% SENIOR SUBORDINATED NOTES DUE 2011
       IN EXCHANGE FOR REGISTERED 9.25% SENIOR SUBORDINATED NOTES DUE 2011

             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________ __, 2002,
                          UNLESS THE OFFER IS EXTENDED

                 To Bankers Trust Company (the "Exchange Agent")

               BY HAND:                                BY MAIL:                     BY OVERNIGHT MAIL OR COURIER:
         Bankers Trust Company                BT Services Tennessee, Inc.            BT Services Tennessee, Inc.
   c/o The Depository Trust Clearing              Reorganization Unit             Corporate Trust & Agency Services
              Corporation                           P.O. Box 292737                      Reorganization Unit
      55 Water Street, 1st Floor               Nashville, TN 37229-2737                648 Grassmere Park Road
        Jeanette Park Entrance                                                           Nashville, TN 37211
          New York, NY 10041


                                  BY FACSIMILE:
                                 (615) 835-3701

                              Confirm by Telephone:
                                 (615) 835-3572

                                  Information:
                                 (800) 735-7777


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt of the Prospectus dated _______ __, 2002 (the "Prospectus") of Gray Communications Systems, Inc. (the "Company") and this Letter of Transmittal (this "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9.25% Senior Subordinated Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9.25% Senior Subordinated Notes due 2011 (the "Original Notes"). The terms of the Exchange Notes are substantially identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the Exchange Notes have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof and (ii) holders of Exchange Notes will not be entitled to certain rights of holders of Original Notes under the Registration Rights Agreement among the Company, the Subsidiary Guarantors named therein and the initial purchasers of the Original Notes (the "Registration Rights Agreement"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _________ __, 2002, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         Holders who wish to tender their Original Notes must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns

(1) through (3) in the table below entitled "Description of Original Notes Tendered" (the "Description Table"), complete and sign in the box below entitled "Registered Holder(s) of Original Notes Sign Here" and complete the Substitute Form W-9. If a Holder wishes to tender less than all of such Original Notes delivered to the Exchange Agent, column (4) of the Description Table must be completed in full. See Instruction 3.

         Holders of Original Notes that are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the exchange through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the exchange by submitting a notice of guaranteed delivery through ATOP.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned agrees to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 9.

         List below the Original Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

                                       DESCRIPTION OF ORIGINAL NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------
                    (1)                               (2)                       (3)                      (4)
          Name(s) and Address(es)                                       Aggregate Principal       Principal Amount
          of Registered Holder(s)                 Certificate           Amount Represented            Tendered
             (Please fill in)                       Numbers*            by Original Notes**     (if less than all)**
-------------------------------------------- ----------------------- -------------------------- ----------------------
-------------------------------------------- ----------------------- -------------------------- ----------------------

-------------------------------------------- ----------------------- -------------------------- ----------------------

-------------------------------------------- ----------------------- -------------------------- ----------------------

-------------------------------------------- ----------------------- -------------------------- ----------------------

-------------------------------------------- ----------------------- -------------------------- ----------------------

-------------------------------------------- ----------------------- -------------------------- ----------------------

-------------------------------------------- ----------------------- -------------------------- ----------------------

-------------------------------------------- ----------------------- -------------------------- ----------------------
                                                        Total
----------------------------------------------------------------------------------------------------------------------


*    Need not be completed by book-entry Holders.

** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. All tenders must be in integral multiples of $1,000.

         This Letter of Transmittal is to be used (i) if certificates for Original Notes are to be forwarded herewith, (ii) if delivery of Original Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus or (iii) if tender of the Original Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange

Offer - Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

                              ACCOUNT INFORMATION

  [ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ..................................................

If delivered by book-entry transfer:

Account Number
              ---------------------------------------
Transaction Code Number
                       ------------------------------

Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Original Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 2.

  [ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
                               -------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                  ------------------------------

Name of Eligible Institution that Guaranteed Delivery
                                                     ---------------------------

If delivered by book-entry transfer:


Account Number
               ------------------------------------
Transaction Code Number
                       ----------------------------

 [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


Name                                           Address
    ----------------                                  --------------------------

                                                      --------------------------

                                                      --------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Original Notes indicated above in exchange for a like principal amount of Exchange Notes. Subject to, and effective upon, the acceptance for exchange of such Original Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date and any and all claims in respect of, or arising or having arisen as a result of the undersigned's status as a holder of, all Original Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that (a) it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes; and (b) when the same are accepted for exchange, the Company will acquire valid title to the tendered Original Notes, free and clear of all liens, restrictions, charges, security interests and encumbrances of any nature whatsoever and not subject to any adverse claim.

         The undersigned is the registered owner of all tendered Original Notes and the undersigned represents that it has received from each beneficial owner of tendered Original Notes ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         The undersigned understands that, upon the terms and subject to the conditions of the Exchange Offer, Original Notes properly tendered and not withdrawn will be exchanged for Exchange Notes. If any amount of tendered Original Notes is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Original Notes than the principal amount to be tendered, such unexchanged Original Notes or Original Notes for untendered amounts, as the case may be, will be returned, without expense, to the undersigned, either to the book-entry transfer facility account from which tender was effected or to the address below if Original Notes were tendered in physical form.

         The undersigned hereby represents to the Company that (i) the undersigned is not an affiliate (as defined in Rule 405 under the Securities
Act) of the Company or any of the Subsidiary Guarantors, (ii) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes. In addition, if the undersigned or the person receiving the Exchange Notes covered hereby is not a broker-dealer, the undersigned hereby represents to the Company that the undersigned or such other person is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that, if it or such other person is participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) it or such other person cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13,
1988), Morgan Stanley & Co., Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or such other person incurring liability under the Securities Act for which such persons are not indemnified by the

Company. If the undersigned or the person receiving the Exchange Notes covered hereby is an affiliate (as defined in Rule 405 under the Securities Act) of the Company or any of the Subsidiary Guarantors, the undersigned represents to the Company that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

         The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Original Notes or the Exchange Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer - Conditions to Exchange Offer." The undersigned recognizes that, as a result of these conditions (which, to the extent legally permissible, may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. TENDERED ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE ONLY IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL AND UNDER THE CAPTION "THE EXCHANGE OFFER-WITHDRAWAL RIGHTS" IN THE PROSPECTUS. SEE INSTRUCTION 3.

         Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Original Notes, and any Original Notes delivered herewith but not exchanged for any reason, will be registered in the name of the undersigned and will be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note or unexchanged Original Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note or unexchanged Original Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Original Notes are surrendered by a Holder(s) that has completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, the signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

                REGISTERED HOLDER(S) OF ORIGINAL NOTES SIGN HERE
                (In addition, complete Substitute Form W-9 Below)

X
 --------------------------------------------------------------
X
 --------------------------------------------------------------
                     (Signature(s) of Registered Holder(s))

         Must be signed by registered holder(s) exactly as name(s) appear(s) on the Original Notes or on a security position listing as the owner of the Original Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type):

Name(s) and Capacity (full title):
                                  -----------------------------
Address (including zip code):
                             ----------------------------------
Area Code and Telephone Number:
                               --------------------------------
Tax Identification or Social Security Number:
                                             ------------------
Dated:
      --------------------------------------

        Signature Guarantee (If required - See Instruction 4)

Authorized Signature:
                     ------------------------------------------

              (Signature of Representative of Signature Guarantor)

Name and Title:
               ------------------------------------------------
Name of Firm:
             --------------------------------------------------
Address (including zip code):
                             ----------------------------------
Area Code and Telephone Number:
                               --------------------------------
Dated:
      --------------------------

                        SPECIAL REGISTRATION INSTRUCTIONS

         To be completed ONLY if the Exchange Notes and any Original Notes delivered herewith but not exchanged are to be issued in the name of someone other than the undersigned or are to be returned by credit to an account maintained by a book-entry transfer facility.

Issue Exchange Notes and any Original Notes delivered herewith but not exchanged to:

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please print or type)

Credit Exchange Notes and any Original Notes delivered herewith but not exchanged to the following book-entry transfer facility account:


--------------------------------------------------------------------------------
                     (Name of book-entry transfer facility)

--------------------------------------------------------------------------------
                                (Account number)


                          Special Delivery Instructions

To be completed ONLY if the Exchange Notes and any Original Notes delivered herewith but not exchanged are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Original Notes Tendered."

Mail Exchange Notes and any Original Notes delivered herewith but not exchanged to:

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                             (Please print or type)

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

         1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES.

         All physically delivered Original Notes or confirmation of any book-entry transfer of Original Notes to the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses (or its facsimile number) set forth herein prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Original Notes and any other required documents, including delivery by book-entry transfer and any acceptance or Agent's Message delivered through ATOP, is at the election and risk of the Holder, and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to ensure timely delivery.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

         Delivery to an address other than as set forth herein or via a facsimile number other than the one set forth herein will not constitute a valid delivery.

         2.       GUARANTEED DELIVERY PROCEDURES.

         Holders who wish to tender their Original Notes, but whose Original Notes are not immediately available or who cannot deliver their Original Notes, this Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

         (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution");

         (b) prior to the Expiration Date, the Exchange Agent receives from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, overnight courier or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof), together with the Original Notes in proper form for transfer (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at DTC) and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

         (c) such properly completed and duly executed Letter of Transmittal (or facsimile hereof), as well as all tendered Original Notes in proper form for transfer (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at DTC) and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

         Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Original Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and duly executed by a Holder who attempted to use the guaranteed delivery procedures.

         3.       PARTIAL TENDERS; WITHDRAWALS.

         Tenders of Original Notes will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Original Notes delivered to the Exchange Agent by a Holder will be deemed to have been tendered unless otherwise indicated in the Description Table. If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered (if less than all)" in the Description Table. A newly issued Original Note for the principal amount of Original Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. Book-entry transfer to the Exchange Agent's account at DTC should be made in the exact principal amount of Original Notes tendered.

         Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Original Notes are irrevocable. To be effective, a written or facsimile notice of withdrawal must be timely received by the Exchange Agent at its applicable address or facsimile number set forth herein. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including the principal amount of such Original Notes and the certificate number(s) thereof, or, in the case of Original Notes tendered by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Original Notes register the transfer of such Original Notes into the name of the person withdrawing the tender and (iv) specify the name in which such Original Notes are to be registered, if different from that of the Depositor. If Original Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must also comply with DTC's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes that have been tendered but which are not accepted for exchange for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Notes tendered by book-entry transfer, the Original Notes will be credited to an account maintained with the book-entry transfer facility for the Original Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer, unless otherwise provided in the appropriate box on this Letter of Transmittal.

         4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in a book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Original Notes.

         If any of the Original Notes tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

         Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered hereby are tendered (i) by a registered Holder who has not completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) for the account of an Eligible Institution.

         If this Letter of Transmittal is signed by the registered Holder(s) of Original Notes (which term, for the purposes described herein, shall include a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of the Original Notes) tendered hereby, no endorsements of the tendered Original Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder(s) (or acting Holder(s)) must either properly endorse the Original Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Original Notes, and, with respect to a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of the Original Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Original Notes or bond power guaranteed by an Eligible Institution (except where the Original Notes are tendered for the account of an Eligible Institution).

         Only a Holder in whose name tendered Original Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Original Notes who is not the registered Holder must arrange promptly with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered Holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         5.       SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

         Tendering Holders should indicate, in the applicable box, the name and address (or account at a book-entry transfer facility) in which the Exchange Notes or Original Notes not tendered or not accepted for exchange are to be issued (or deposited), if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

         If no instructions are given, the Exchange Notes (and any Original Notes not tendered or not accepted for exchange) will be issued in the name of and sent to the acting Holder of the Original Notes or deposited at such Holder's account at a book-entry transfer facility.

         6.       TRANSFER TAXES.

         The Company shall pay or cause to be paid all security transfer taxes, if any, applicable to the transfer and exchange of Original Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer tax (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of any such transfer tax or exemption therefrom is not submitted herewith, the amount of such transfer tax will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

         7.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus, to the extent legally permissible.

         8.       MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

         Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the telephone number indicated above for further instructions.

         9.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the Exchange Offer as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the telephone number set forth above.

         10.      VALIDITY AND FORM.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Original Notes and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company's acceptance of which might, in the judgment of the Company or of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such reasonable period of time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person shall be required to give notice of any such defects or irregularities, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal.

         11.      SUBSTITUTE FORM W-9.

         Federal income tax laws require each tendering Holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate whether or not the Holder is subject to backup withholding by checking the box in Part 2 of the Form. Failure to provide the information on the Form or to check the box in Part 2 of the Form may subject the tendering Holder to up to 31% backup federal income tax withholding on payments made to the Holder. The box in Part 3 of the Form may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Holder does not provide the Company with a TIN within 60 days, the Company will withhold up to 31% of all such payments thereafter until a TIN is provided to the Company.

         12.      CONFLICTS.

         In the event of any conflict between the terms of the Prospectus and the terms of this Letter of Transmittal, the terms of the Prospectus will control.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         The federal income tax discussion set forth below is included for general information only. Each Holder is urged to consult a tax advisor to determine the particular tax consequences to it (including the application and effect of foreign, state and local tax laws) of the Exchange Offer. Certain Holders (including insurance companies, tax exempt organizations and foreign tax payers) may be subject to special rules not discussed below. The discussion does not consider the effect of any applicable foreign, state and local tax laws.

         Under federal income tax law, a Holder tendering Original Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Tax Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to Exchange Notes may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A corporation, however, must complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

         If backup withholding applies, the Exchange Agent is required to withhold up to 31% of amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a Holder with respect to Exchange Notes, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

         WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Exchange Notes. If Exchange Notes are to be in more than one name or are not to be in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

         CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

         If the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, check the box in Part 3 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold up to 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

         THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF ORIGINAL NOTES (INCLUDING HOLDERS OF ORIGINAL NOTES WHO DO NOT EXCHANGE THEIR ORIGINAL NOTES FOR EXCHANGE NOTES) SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER LAWS, OF THE EXCHANGE OF ORIGINAL NOTES FOR EXCHANGE NOTES. FOR ADDITIONAL INFORMATION, SEE "MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS" IN THE PROSPECTUS.

              THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

         Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.


------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:  BANKERS TRUST COMPANY
------------------------------------------------------------------------------------------------------------------------
             SUBSTITUTE                PART 1-PLEASE PROVIDE YOUR TIN IN     PART 3-Social Security Number or Employer
              FORM W-9                 THE BOX AT                            Identification Number
     DEPARTMENT OF THE TREASURY        THE RIGHT AND CERTIFY
      INTERNAL REVENUE SERVICE         BY SIGNING AND DATING BELOW                     ______________________

                                                                             -------------------------------------------
                                                                             Awaiting TIN [ ]
                                       ---------------------------------------------------------------------------------
                                       PART 2- Check the box if you are not
                                       subject to backup withholding under the
                                       provisions of Section 3406(a)(1)(C) of
                                       the Internal Revenue Code because (1) you
                                       have not been notified that you are
                                       subject to backup withholding as a result
                                       of a failure to report all interest or
                                       dividends or (2) the Internal Revenue
                                       Service has notified you that you are no
                                       longer subject to backup withholding. [ ]

------------------------------------------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER           CERTIFICATION:  Under the penalties of perjury, I certify that the information
IDENTIFICATION NUMBER ("TIN")          provided on this form is true, correct and complete.

                                       SIGNATURE:___________________________ DATE:___________
------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU.


         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 3 OF SUBSTITUTE FORM W-9.


                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.




                                                                      , 2002
------------------------                      ------------------------
      Signature                                         Date